Exhibit 10.55

THIS FIRST AMENDMENT (“Amendment”) TO COAL MINING LEASE AND SUBLEASE is made on June 30, 2011 and effective on April 1, 2011 (“Effective Date”), and is by and between COLT LLC (“Colt” or “Lessor”), a West Virginia limited liability company; and WILLIAMSON ENERGY, LLC (“Lessee”), a Delaware limited liability company, each a “Party” and collectively the “Parties.”

W I T N E S S E T H

WHEREAS, the Parties entered into that certain Coal Mining Lease and Sublease dated August 12, 2010 (“Lease”) regarding the leasing of certain coal reserves and containing the terms and conditions under which such coal reserves are to be mined; and

WHEREAS, the Parties entered are willing and have agreed to amend the Lease in accordance with the terms, conditions, and provisions of this Amendment.

NOW, THEREFORE, in consideration of the premises which are not mere recitals but are an integral part hereof and for other good and valuable consideration including without limitation the continuation of the Lease as amended by this Amendment, the Parties, intending to be legally bound hereby, covenant and agree as follows:

1. Lessor and Lessee hereby agree to (i) delete in their entireties from the Lease the three (3) EXHIBITS (being labeled “EXHIBIT “A””; “EXHIBIT “B””; and “EXHIBIT “C””) attached to and made a part of the Lease (“Deleted Exhibits”) and (ii) replace the Deleted Exhibits with the three (3) EXHIBITS (also being labeled “EXHIBIT “A’’’’; “EXHIBIT “B””; and “EXHIBIT “C””) attached hereto and made a part hereof (“Corrected Exhibits”). The Parties acknowledge that the Deleted Exhibits contained certain errors in the description of some of the instruments described and set forth therein and that those errors have been corrected in the Corrected Exhibits.

2. Lessor and Lessee hereby agree to add to the “Premises” (as defined in the Lease), for the purpose of mining and removing by underground mining methods the Economically Mineable and Merchantable Coal (as defined in the Lease) which can be mined by such methods from the No.6 Seam of coal, the following coal in and under the following “Additional Premises” (as hereafter defined): all the coal in the Herrin No.6 Seam of coal (“coal”) contained in and underlying Parcels 1 and 2, as hereafter designated and described, located in parts of Sections 12 and 13, Township 7 South, Range 3 East, of the Third P.M., in Franklin County, Illinois, as follows:

Parcel 1: A part of the North Half of the North Half of said Section 13, being a part of Tax Parcel # 71-12-013-001, commencing at the northeast corner of said Section 13 and being the Point of Beginning; thence North 90 degrees West, a distance of 3,766.54 feet, more or less; thence North 0 degrees West, a distance of 110.25 feet, more or less, to the north line of said Section 13; thence East along and with the north line of said Section 13, a distance of 3,768.15 feet, more or less, to the Point of Beginning, containing 4.76 acres, more or less.

Parcel 2: A part of the South Half of said Section 12, being a part of Tax Parcel # 71-12-012-001, commencing at the southeast corner of said Section 12 and being the Point of Beginning; thence North 90 degrees West along the south line of said Section 12, a distance of 61 feet, more or less, to the northeast corner of said Section 13; thence West along the south line of said Section 12, a distance of 3,768.15 feet, more or less; thence North 90 degrees West, a distance of 1,437.75 feet, more or less; thence North 90 degrees East, a distance of 3,843 feet, more or less, to the east line of said Section 12; thence South along and with the east line of said Section 12, a distance of 1,548 feet, more or less, to the Point of Beginning, containing 131.54 acres, more or less.

The above-described Parcel 1 and Parcel 2, which are collectively defined as the “Additional Premises”, are generally shown and depicted as the areas outlined in heavy black lines (with “Parcel 2” printed within one such area and with “Parcel 1” printed outside the other such area but with an arrow pointing to such area comprising Parcel 1) on the plat labeled “Exhibit A - Mineral Deed” and bearing “Date: 3/15/2011”, which is attached hereto and made a part hereof.

From and after the Effective Date, the coal in and under the Additional Premises shall be part of the Premises and shall be treated and considered to be part of the Premises for all purposes in and under the Lease.

3. In connection with this Amendment and all transactions contemplated by this Amendment, each Party agrees, and agrees to cause its affiliates, to execute and deliver such additional documents and installments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Amendment and all such transactions.

4. This Amendment shall be interpreted as mutually drafted by all Parties and shall not be construed more severely against any Party as the preparer of the document.

5. This Amendment may be executed in any number of counterparts (including facsimile counterparts), all of which taken together shall constitute one and the same instrument and any Party may execute this Amendment by signing any such counterpart(s).

6. Except as expressly modified and amended in this Amendment, all of the terms, conditions and provisions of the Lease shall remain in full force and effect.

2

IN WITNESS WHEREOF, each Party has executed this Amendment as of the Effective Date.

COLT LLC

By	/s/ Donald R. Holcomb

Name	Donald R. Holcomb

Its Authorized Person

WILLIAMSON ENERGY, LLC

By	/s/ Donald R. Holcomb

Name	Donald R. Holcomb

Its Authorized Person

STATE OF WV,

COUNTY OF RALEIGH, TO-WIT:

The foregoing instrument was acknowledged, subscribed and sworn to before me this 30th day of June, 2011, by Donald R. Holcomb, as the Authorized Person of COLT LLC, a West Virginia limited liability company, on behalf of COLT LLC.

My commission expires: January 11, 2020.

/s/ Patricia A. Cantley
Notary Public

[SEAL]

3

STATE OF WV,

COUNTY OF RALEIGH, TO-WIT:

The foregoing instrument was acknowledged, subscribed and sworn to before me this 30th day of June, 2011, by Donald R. Holcomb, as the Authorized Person of WILLIAMSON ENERGY, LLC, a West Virginia limited liability company, on behalf of WILLIAMSON ENERGY, LLC.

My commission expires: January 11, 2020.

/s/ Patricia A. Cantley
Notary Public

[SEAL]

4

EXHIBIT "A"

WILLIAMSON ENERGY, LLC's SOURCE OF TITLE							Lands Leased	
GRANTOR	GRANTEE	INSTRUMENT	DATE OF INSTRUMENT	BOOK and PAGE or Document Number	Section - Township-Range	DATE INST. RECORDED	The Following Described Premises Located in Williamson County and Saline County, Illinois To Wit:	Current Tax Parcel ID No.
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	1-8-4	7/25/2005	ALL OF SECTION 1 EXCEPT 1/2 ACRE IN SE/C OF SW1/4 NE1/4 T8S-R4E Williamson County, Illinois (640.41)	04-01-700-001, 04-01-700-002, 04-01-700-003, 04-01-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	2-8-4	7/25/2005	ALL OF SECTION 2 EXCEPT 2 ACRES OF EQUAL WIDTH OFF OF THE E SIDE SW1/4 SW1/4, ALSO EXCEPT NW1/4 NW1/4 T8S-R4E Williamson County, Illinois (598 ACRES)	04-02-700-001, 04-02-700-003, 04-02-700-004, 04-02-700-005
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	3-8-4	7/25/2005	ALL SECTION 3 EXCEPT S1/2 NE1/4 SE1/4 T8S-R4E Williamson County, Illinois (620 ACRES)	04-03-700-003, 04-03-700-001, 04-03-700-002, 04-03-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	4-8-4	7/25/2005	ALL SECTION 4 EXCEPT 1 SQUARE ACRES IN SE/C OF E/2 NE1/4; AND EXCEPT 1 ACRE IN THE SE/C OF SW1/4 SE1/4 T8S-R4E Williamson County, Illinois (638 ACRES)	04-04-700-007, 04-04-700-005
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	5-8-4	7/25/2005	SECTION 5 S 10 ACRES OF NE1/4 SE1/4 & N 30 ACRES OF SE1/4 SE1/4 T8S-R4E Williamson County, Illinois (40 ACRES)	04-05-700-005
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	8-8-4	7/25/2005	SECTION 8 E/2 SE1/4 & SE 1/4 NE 1/4 T8S-R4E Williamson County, Illinois (120 ACRES)	04-08-700-007, 04-08-700-003
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	9-8-4	7/25/2005	ALL SECTION 9 T8S-R4EWilliamson County, Illinois; EXCEPTING COAL SEAM, ASSOCIATED MINERALS AND RIGHTS PREVIOUSLY CONVEYED IN DR 486 AT PAGE 820.	04-09-700-007, 04-09-700-005
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	10-8-4	7/25/2005	ALL SECTION 10 T8S-R4E Williamson County, Illinois; EXCEPTING COAL SEAM, ASSOCIATED MINERALS AND RIGHTS PREVIOUSLY CONVEYED IN DR 486 AT PAGE 820.	04-10-700-001, 04-10-700-002, 04-10-700-004, 04-10-700-005
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	11-8-4	7/25/2005	ALL SECTION 11 EXCEPT A 1/2 ACRE BURIAL PLOT LOCATED IN SW1/4 NE1/4 T8S-R4E Williamson County, Illinois (639.5 ACRES)	04-11-700-006, 04-11-700-005, 04-11-700-002, 04-11-700-001
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	12-8-4	7/25/2005	ALL SECTION 12 EXCEPT 1 ACRE IN NW/C OF S 10 ACRES OF SW1/4 SW1/4 T8S-R4E Williamson County, Illinois (639 ACRES)	04-12-700-001, 04-12-700-002, 04-12-700-003, 04-12-700-004,

AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	13-8-4	7/25/2005	ALL SECTION 13 T8S-R4E Williamson County, Illinois (640 ACRES)	04-13-700-001, 04-13-700-002, 04-13-700-003, 04-13-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	14-8-4	7/25/2005	ALL SECTION 14 EXCEPT 1 ACRE IN NE/C OF NE1/4 SW1/4 T8S-R4E Williamson County, Illinois (639 ACRES)	04-14-700-001, 04-14-700-004, 04-14-700-007
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	15-8-4	7/25/2005	ALL SECTION 15 EXCEPT 2 ACRES IN THE NW1/4 NE1/4 SW1/4 T8S-R4E Williamson County, Illinois(638 ACRES)	04-15-700-001, 04-15-700-003, 04-15-700-006, 04-15-700-007
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	16-8-4	7/25/2005	ALL SECTION 16 EXCEPT 1.3 ACRES IN SW/C OF S/2 OF SW1/4; EXCEPT 1.65 ACRES DESCRIBED AS THE SOUTH 2.75 CHAINS OF THE EAST 6 CHAINS IN THE SE1/4 SE1/4 T8S-R4E Williamson County, Illinois (637.05 ACRES)	04-16-700-005, 04-16-700-007
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	17-8-4	7/25/2005	E/2 SECTION 17 EXCEPT NW1/4 NE1/4, THE S 6 ACRES OF E1/2 OF NW1/4 NE1/4; S1/2 NE1/4 SW1/4; SE1/4 SW1/4 T8S-R4E Williamson County, Illinois (346 ACRES)	04-17-700-006, 04-17-700-003
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	21-8-4	7/25/2005	ALL SECTION 21 EXCEPT .75 ACRE BEING THE N 1.25 CHAINS OF E 6 CHAINS OF NE1/4; EXCEPT NW1/4 NW1/4. ALSO, THE FOLLOWING DESCRIBED LOTS: LOT 6 IN THE ASSESSMENT SURVEY OF THE NW1/4 OF THE NW1/4 OF SECTION 21, AS RECORDED ON JULY 22, 1908, IN PLAT RECORD "2", PAGE 153, OF THE RECORDS OF WILLIAMSON COUNTY, ILLINOIS, CONTAINING 1.11 ACRES, MORE OR LESS, LOT 3, 16, AND 17 IN THE ASSESSMENT SURVEY OF THE NW1/4 OF THE NW1/4 OF SECTION 21, AS RECORDED ON JULY 22, 1908, IN PLAT BOOK "2", PAGE 153 OF THE RECORDS OF WILLIAMSON COUNTY, ILLINOIS, CONATINING IN ALL 15.49 ACRES, MORE OR LESS. LOT 7 AND PART LT 8 IN THE ASSESSMENT SURVEY OF THE NW1/4 OF THE NW1/4 OF SECTION 21, AS RECORDED ON JULY 22, 1908, IN PLAT RECORD "2", PAGE 153, OF THE RECORDS OF WILLIAMSON COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS: BEGINNING AT THE SE/C OF SAID QUARTER-QUARTER SECTION; THENCE NORTH TO A POINT 50 RODS SOUTH OF THE NE/C OF THE SAME; THENCE WEST 9 RODS AND 12 FEET; THENCE NORTH 28 AND 6 FEET; THENCE WEST 3 RODS AND 3 FEET; THENCE SOUTH 5 RODS AND 9 FEET AND 4 INCHES; THENCE WEST 5 RODS AND 5 FEET; THENCE SOUTH TO THE SOUTH LINE OF SAID QUARTER-QUARTER SECTION; THENCE EAST TO THE PLACE OF BEGINNING, CONTAINING IN ALL 6.55 ACRES, MORE OR LESS) T8S-R4E Williamson County, Illinois (622.38 ACRES)	04-21-700-005, 04-21-700-004, 04-21-700-003

AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	20-8-4	7/25/2005	E1/2; NE1/4 NW1/4; SE1/4 SW1/4 SECTION 20 T8S-R4E Williamson County, Illinois(400 ACRES)	04-20-700-011, 04-20-700-002, 04-20-700-010, 04-20-700-007, 04-20-700-006
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	22-8-4	7/25/2005	ALL OF SECTION 22 T8S-R4E Williamson County, Illinois (640 ACRES)	04-22-700-001, 04-22-700-002, 04-22-700-003, 04-22-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	23-8-4	7/25/2005	ALL SECTION 23 EXCEPT .25 ACRE IN THE NW/C OF S1/2 NW1/4 NE1/4 T8S-R4E Williamson County, Illinois (639.75 ACRES)	04-23-700-004, 04-23-700-003, 04-23-700-002, 04-23-700-001
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	24-8-4	7/25/2005	W1/2; N1/2 SE1/4; NE1/4 EXCEPT S 1/2 SE1/2 NE1/4 AND EXCEPT 1/2 ACRE IN SW1/4 NE1/4 BEGINNING AT A POINT 22 RODS S OF NE/C OF SAID QUARTER-QUARTER SECTION, THENCE W 5 RODS, THENCE S 16 RODS, THENCE E 5 RODS, THENCE N 16 RODS TO POB AND EXCEPT 1.5 ACRES ON SW/C OF N1/2 SE1/4 NE1/4 OF SECTION 24 T8S-R4E Williamson County, Illinois (538 ACRES)	04-24-700-001, 04-24-700-004, 04-24-700-005, 04-24-700-002
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	25-8-4	7/25/2005	W1/2 W1/2, E1/2 SW1/4 OF SECTION 25 T8S-R4E Williamson County, Illinois (240 ACRES	04-25-700-001, 04-25-700-005
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	26-8-4	7/25/2005	ALL SECTION 26 EXCEPT 1 ACRE IN NE/C OF SE1/4 NW1/4, EXCEPT 2 ACRES IN SE/C OF NE1/4 NW1/4 BEING 25 RODS N AND S AND 12 1/2 RODS E AND W AND EXCEPT 1 ACRE IN SE/C OF SE1/4 NE 1/4 T8S-R4E Williamson County, Illinois (636 ACRES)	04-26-700-005, 04-26-700-007, 04-26-700-008, 04-26-700-013
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	27-8-4	7/25/2005	ALL SECTION 27 EXCEPT 1/2 ACRE IN SW/C OF S1/2 T8S-R4E Williamson County, Illinois (639.5 ACRES)	04-27-700-008, 04-27-700-003, 04-27-700-002, 04-27-700-001
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	28-8-4	7/25/2005	ALL SECTION 28 EXCEPT 1 ACRE IN SW/C OF NE1/4 AND EXCEPT 1 ACRE IN SE/C OF NW1/4 AND EXCEPT 1/2 ACRE IN NW/C OF SE1/4 AND 1/2 ACRE IN NE/C OF SW1/4 T8S-R4E Williamson County, Illinois (637 ACRES)	04-28-700-001, 04-28-700-002, 04-28-700-003, 04-28-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	29-8-4	7/25/2005	All of Section 29, T8S-R4E 3rd PM, Williamson County, Illinois	04-29-700-005, 04-29-700-004, 04-29-700-001, 04-29-700-002

AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	33-8-4	7/25/2005	N1/2 less and except W1/2 SW1/4 NW1/4; N1/2 SE1/4; SE1/4 SE1/4; N1/2 SW/4 SE1/4; NE1/4 SW1/4; N 3/4 NW1/4 SW1/4 all in Section 33, T8S-R4E 3rd PM, Williamson County, Illinois, (510 acres)	04-33-700-001, 04-33-700-003, 04-33-700-004, 04-33-700-006
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	34-8-4	7/25/2005	All less and except W1/2 SW1/4 SW1/4 and W1/2 SE1/4 SW1/4 and Except 1/2 acre in NW/c of NW1/4 NW1/4 Section 34, T8S-R4E 3rd PM, Williamson County, Illinois (579.5 acres)	04-34-700-001, 04-34-700-004, 04-34-700-005, 04-34-700-007
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	35-8-4	7/25/2005	All of Section 35, T8S-R4E 3rd PM, Williamson County, Illinois, (640 acres)	04-35-700-001, 04-35-700-002, 04-35-700-003, 04-35-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	36-8-4	7/25/2005	All less and except 1/2 acre near SW/c of NW1/4 and ,895.6 except 1.5 acres in NW/c of NW1/4 SW1/4 and except 20 acres described as follows: Beginning in NW/c of NE1/4 NE1/4; thence S 1,895.6 feet; thence E 459.6 feet; thence N 1,895.6 feet; thence W 459.6 feet to POB all in Section 36, T8S-R4E 3rd PM, Williamson County, Illinois (618 acres)	04-36-700-005, 04-36-700-004, 04-36-700-003, 04-36-700-001, 04-36-700-002
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	30-8-4	7/25/2005	E1/2 NE1/4 Section 30, T8S-R4E 3rd PM, Williamson County, Illinois (80 acres)	04-30-700-003
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	8-9-4	7/25/2005	N1/2 NE1/4 less and except N1/4 NE1/4 NE1/4 all in Section 8, T9S-R4E 3rd PM, Williamson County, Illinois (70 acres)	04-32-700-003, 04-32-700-002
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	9-9-4	7/25/2005	All less and except SW1/4 SW1/4 and Except 9 acres N and E of Rock Creek in NW 1/4 SE1/4 and Except E1/2 E1/2 all in Section 9, T9S-R4E 3rd PM, Williamson County, Illinois (431 acres)	08-02-700-001, 08-02-700-002, 08-02-700-003, 08-02-700-006

AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	10-9-4	7/25/2005	As to No. 6 Seam of Coal all of the following: SE1/4 all in Section 10, T9S-R4E 3rd PM, Williamson County, Illinois (160 acres), As to No. 5 Seam of Coal all of the following: SE1/4 less and except N1/2 NW1/4 SE1/4 (140 acres)	08-05-700-010
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	11-9-4	7/25/2005	All less and Except SE1/4 SE1/4 NE1/4, and Except NE1/4 NE1/4 SE1/4, and Except 1 acres in SE/c of the SE1/4 NW1/4, and Except No. 5 Seam of Coal all in Section 11, T9S-R4E 3rd PM, Williamson County, Illinois (619 acres)	08-08-700-002, 08-08-700-003, 08-08-700-007
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	12-9-4	7/25/2005	As to No. 6 Seam of Coal all of the following: All less and Except 1 acre in SE/c of SW1/4 NW1/4 and Except 6 acres in SW1/4 (633 acres), As to No. 5 Seam of Coal all of the following: W1/2 SW1/4 (80 acres) all in Section 12, T9S-R4E 3rd PM, Williamson County, Illinois	08-08-700-007, 08-08-700-020, 08-08-700-001, 08-08-700-006, 08-08-700-010, 08-08-700-013
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	13-9-4	7/25/2005	As to No. 6 Seam of Coal all of the following: W1/2 less and Except 2 acres near the NW/c of NE1/4 SW1/4 all in Section 13, T9S-R4E 3rd PM, Williamson County, Illinois (318 acres), As to the No. 5 Seam of Coal all of the following: NW1/4 NW1/4 , N1/2 SW1/4 NW1/4 all in Section 13, T9S-R4E 3rd PM, Williamson County, Illinois (60 acres)	08-10-700-005, 08-10-700-007
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	14-9-4	7/25/2005	All less and Except No.5 Seam of Coal in Section 14, T9S-R4E 3rd PM, Williamson County, Illinois (640 acres)	08-11-700-001, 08-11-700-002, 08-11-700-003, 08-11-700-004

AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	15-9-4	7/25/2005	All less and Except NW1/4 NW1/4, also Except W 5 acres of NE1/4 NW1/4, Except a .13 acre burial site in SE1/4 NE1/4, and Except the No.5 Seam of Coal all in Section 15, T9S-R4E 3rd PM, Williamson County, Illinois (594.87 acres)	08-12-700-004, 08-12-700-005, 08-12-700-008
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	16-9-4	7/25/2005	NE1/4 NE1/4, SW1/4 NE1/4, S1/2 NW1/4, NE1/4 SW1/4, NW1/4 SE1/4, S1/2 SE1/4 less and Except the W1/4 SW1/4 SE1/4 all in Section 16, T9S-R4E 3rd PM, Williamson County, Illinois (310 acres)	08-13-700-001, 08-13-700-002, 08-13-700-003, 08-13-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	32-8-4	7/25/2005	N1/2 NE1/4; NE1/4 NW1/4; 13 acres in SE1/4 of NW1/4 described as follows: Beginning at the NW/c of SE1/4 NW1/4; thence S 29 rods to public road; thence Northeasterly along the Northwesterly line of said public road t the E line of SE1/4 NW1/4 of Sec; thence N 23 rods; thence W along the N line of said 1/4 1/4 to POB all in Section 32, T8S-R4E 3rd PM, Williamson County, Illinois (133 acres)	08-14-700-001, 08-14-700-002, 08-14-700-003, 08-14-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	2-9-4	7/25/2005	All less and except S1/2, S1/2 NE1/4, SE1/4 NW1/4, W1/2 SW1/4 NW1/4, E1/2 SW1/4 NW1/4, all in Section 2, T9S-R4E 3rd PM, Williamson County, Illinois (160 acres)	08-15-700-001, 08-15-700-002, 08-15-700-003, 08-15-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	5-9-4	7/25/2005	SE1/4 less and except S1/4 SE1/4 SE1/4 all in Section 5, T9S-R4E 3rd PM, Williamson County, Illinois (150 acres)	08-16-700-001, 08-16-700-002, 08-16-700-003, 08-16-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	13-9-4	7/25/2005	The E1/2 except SE1/4 SE1/4 lying East of the Illinois Central Railroad in the No.6 Seam of Coal all in Section 13, T9S-R4E 3rd PM Williamson County, Illinois. (306.40 acres, more or less.	08-13-700-002, 08-13-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	1-9-4	7/25/2005	The S1/2, S1/2 NW1/4, SW1/4 NE1/4 in the No. 5 Seam of Coal, all in Section 1, T9S-R4E 3rd PM Williamson County, Illinois. (440 acres)	08-01-700-001, 08-01-700-002, 08-01-700-003, 08-01-700-005
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	12-9-4	7/25/2005	The N1/2 N1/2, S1/2 NW1/4 Except 1 acre in the SE/c of the SW1/4 of the NW1/4, also E1/2 SW1/4 Except 6.00 acres along the West line for the purpose of a cemetery, in the No. 5 Seam of Coal, all in Section 12, T9S-R4E 3rd PM Williamson County, Illinois. (313 acres)	08-12-700-001, 08-12-700-004, 08-12-700-005, 08-12-700-008

AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	13-9-4	7/25/2005	The E1/2 NW1/4 in the No. 5 Seam of Coal, all in Section 13, T9S-R4E 3rd PM Williamson County, Illinois (80 acres)	08-13-700-001
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	13-9-4	7/25/2005	The SE1/4 SE1/4 lying East of the Illinois Central Railroad in the No. 6 Seam of Coal, all in Section 13, T9S-R4E 3rd PM, Williamson County, Illinois (13.6 acres, more or less)	08-13-700-002, 08-13-700-004
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	2-9-4	7/25/2005	The S1/2, S1/2 of NE1/4, SE1/4 of NW1/4, W1/2 of SW1/4 of NW1/4, E1/2 of SW1/4 of NW1/4, Except 1/2 acre along the northern boundary of the E1/2 of the SW1/4 of the NW1/4 in the No. 5 and No. 6 Seams of coal, all in Section 2, T9S-R4E 3rd PM Williamson County, Illinois	08-02-700-001, 08-02-700-002, 08-02-700-003, 08-02-700-006
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	3-9-4	7/25/2005	The S1/2 of SE1/4, NE1/4 of SE1/4, SE1/4 of SW1/4 in the No. 5 and No. 6 Seams of coal, all in Section 3, T9S-R4E 3rd PM Williamson County, Illinois	08-03-700-005, 08-03-700-007
AFC COAL PROPERTIES, INC	COLT, LLC, COLT LAND COMPANY, LLC	SPECIAL WARRANTY DEED	7/22/2005	470-690	10-9-4	7/25/2005	The SE1/4 of NE1/4, and N1/2 of NW1/4 of NE1/4 in the No. 5 and No. 6 Seams of coal, all in Section 10, T9S-R4E 3rd PM Williamson County, Illinois.	08-10-700-002
AMERICAN PREMIER UNDERWRITERS, INC	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	7/22/2005	470-688	1-31-8-4	7/25/2005	ALL OF SECTION NOS. 1 THRU 31, INCLUSIVE, T8S-R4E Williamson County, Illinois	04-01-700-001, 04-01-700-002, 04-01-700-003, 04-01-700-004, 04-02-700-002, 04-02-700-007, 04-02-700-001, 04-02-700-003, 04-02-700-004, 04-02-700-005, 04-03-700-003, 04-03-700-001, 04-03-700-002, 04-03-700-004, 04-03-700-005, 04-04-700-007, 04-04-700-005, 04-04-700-009, 04-05-700-001, 04-05-700-002, 04-05-700-003, 04-05-700-004, 04-05-700-005, 04-06-700-004, 04-06-700-003, 04-06-700-001, 04-06-700-002, 04-07-700-008, 04-07-700-007, 04-07-700-006, 04-07-700-005, 04-07-700-004, 04-07-700-003, 04-07-700-002, 04-07-700-001, 04-07-700-013, 04-08-700-003, 04-08-700-007, 04-08-700-006, 04-08-700-002, 04-08-700-002, 04-09-700-007, 04-09-700-005, 04-10-700-001, 04-10-700-002, 04-10-700-004, 04-10-700-005, 04-11-700-006, 04-11-700-005, 04-11-700-002, 04-11-700-001, 04-12-700-001, 04-12-700-002, 04-12-700-003, 04-12-700-004, 04-12-700-005, 04-13-700-001, 04-13-700-002, 04-13-700-003, 04-13-700-004, 04-14-700-001, 04-14-700-004, 04-14-700-007, 04-15-700-001, 04-15-700-003, 04-15-700-006, 04-15-700-007, 04-16-700-005, 04-16-700-007, 04-16-700-009, 04-17-700-002, 04-17-700-006, 04-17-700-003, 04-17-700-004, 04-17-700-008, 04-18-700-002, 04-18-700-001, 04-18-700-003, 04-18-700-004, 04-19-700-004, 04-19-700-005, 04-19-700-001, 04-19-700-002, 04-19-700-003, 04-20-700-001, 04-20-700-002, 04-20-700-004, 04-20-700-005, 04-20-700-011, 04-20-700-010, 04-20-700-007, 04-20-700-006, 04-21-700-003, 04-21-700-004, 04-21-700-005, 04-21-700-007, 04-22-700-001, 04-22-700-002, 04-22-700-003, 04-22-700-004, 04-23-700-001, 04-23-700-002, 04-23-700-003, 04-23-700-004, 04-24-700-001, 04-24-700-002, 04-24-700-004, 04-24-700-005, 04-25-700-001, 04-25-700-002, 04-25-700-005, 04-26-700-005, 04-26-700-007, 04-26-700-008, 04-27-700-013, 04-27-700-001, 04-27-700-002, 04-27-700-008, 04-28-700-001, 04-28-700-002, 04-28-700-003, 04-28-700-004, 04-29-700-001, 04-29-700-002, 04-29-700-004, 04-29-700-005, 04-30-700-001, 04-30-700-002, 04-30-700-003, 04-30-700-004, 04-30-700-007, 04-31-700-003, 04-31-
AMERICAN PREMIER UNDERWRITERS, INC	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	7/22/2005	470-688	33-36-8-4	7/25/2005	ALL OF SECTION NOS. 33 THRU 36, INCLUSIVE, T8S-R4E Williamson County, Illinois	04-33-700-001, 04-33-700-003, 04-33-700-004, 04-33-700-006, 04-34-700-001, 04-34-700-004, 04-34-700-005, 04-34-700-007, 04-35-700-001, 04-35-700-002, 04-35-700-003, 04-35-700-004, 04-35-700-005, 04-36-700-002, 04-36-700-003, 04-36-700-004, 04-36-700-005, 04-36-700-006

AMERICAN PREMIER UNDERWRITERS, INC	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	7/22/2005	470-688	32-8-4	7/25/2005	N1/2 NE1/4; NE1/4 NW1/4; 13 acres in SE1/4 of NW1/4 describes as follows: Beginning at NW/c of SE1/4 NW1/4; thence S 29 rods to public road; thence Northeasterly along the Northwesterly line of said public road to the E line of SE1/4 NW1/4 of sec; thence N 23 rods; thence W along the N line of said 1/4 1/4 POB Section 32, T8S-R4E 3rd PM, Williamson County, Illinois. (133 acres)	04-32-700-010, 04-32-700-008, 04-32-700-002, 04-32-700-001
AMERICAN PREMIER UNDERWRITERS, INC	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	7/22/2005	470-688	1-4-9-4	7/25/2005	ALL SECTIONS NOS. 1 THRU 4, INCLUSIVE, T9S-R4E Williamson County, Illinois	08-01-700-001, 08-01-700-002, 08-01-700-003, 08-01-700-005, 08-02-700-001, 08-02-700-002, 08-02-700-003, 08-02-700-006, 08-03-700-005, 08-03-700-007, 08-03-700-009
AMERICAN PREMIER UNDERWRITERS, INC	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	7/22/2005	470-688	9-15-9-4	7/25/2005	ALL SECTIONS NOS. 9 THRU 15, INCLUSIVE, T9S-R4E Williamson County, Illinois	08-09-700-001, 08-09-700-006, 08-09-700-010, 08-09-700-013, 08-10-700-002, 08-10-700-005, 08-11-700-001, 08-11-700-002, 08-11-700-003, 08-11-700-004, 08-12-700-001, 08-12-700-004, 08-12-700-005, 08-12-700-008, 08-13-700-001, 08-13-700-002, 08-13-700-003, 08-13-700-004, 08-14-700-001, 08-14-700-002, 08-14-700-003, 08-14-700-004, 08-15-700-001, 08-15-700-004, 08-15-700-008, 08-09-700-007, 08-09-700-020, 08-10-700-001, 08-10-700-006, 08-10-700-007, 08-10-700-008, 08-10-700-009, 08-11-700-008, 08-11-700-010, 08-10-700-011
AMERICAN PREMIER UNDERWRITERS, INC	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	7/22/2005	470-688	5-9-4	7/25/2005	The E3/4 of Section 5, T9S-R4E 3rd PM, Williamson County, Illinois, Except the N1/4 thereof.	08-05-700-010

AMERICAN PREMIER UNDERWRITERS, INC	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	7/22/2005	470-688	8-9-4	7/25/2005	All of Section 8, T9S-R4E 3rd PM, Williamson County, Illinois, Except the W3/4 of the NW1/4 thereof.	N/A
AMERICAN PREMIER UNDERWRITERS, INC	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	7/22/2005	470-688	6-9-4	7/25/2005	The E1/2 of Section 6, T9S-R4E 3rd PM, Williamson County, Illinois, Except the NW1/4 of the NE1/4 thereof.	N/A
AMERICAN PREMIER UNDERWRITERS, INC	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	7/22/2005	470-688	7-9-4	7/25/2005	S1/4 of the NE1/4 and the SE1/4, and the S 20 acres of the NE1/4 SW1/4, and the SE1/4 SE1/4, and the E1/2 of SW1/4 SW1/4, and the SE1/4 of the NW1/4 SW1/4 in Section 7, T9S-R4E 3rd PM, Williamson County, Illinois.	08-07-700-008, 08-07-700-011
AMERICAN PREMIER UNDERWRITERS, INC	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	7/22/2005	470-688	16-9-4	7/25/2005	All of Section 16, T9S-R4E 3rd PM, Williamson County, Illinois, Except the S1/2 of the SW1/4 and the NW1/4 SW1/4 thereof.	08-16-700-006, 08-16-700-001, 08-16-700-002, 08-16-700-003, 08-16-700-004
AMERICAN PREMIER UNDERWRITERS, INC	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	7/22/2005	470-688	8-8-4	7/25/2005	All of Section 8, T8S-R4E 3rd PM, Williamson County, Illinois, Except W3/4 of the NW1/4 thereof	08-08-700-003, 08-08-700-007, 08-08-700-002
DELTA MINE HOLDING COMPANY	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	11/10/2005	471-878	25-8-4	11/10/2005	E1/2 of the NW1/4 of Section 25, T8S-R4E 3rd PM, Williamson County, Illinois, containing 80 acres, more or less.	04-25-700-002
DELTA MINE HOLDING COMPANY	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	11/10/2005	471-878	36-8-4	11/10/2005	Part of the E1/2 of the NE1/4 of Section 36, described as follows: Beginning at the NW/c of the E1/2 of the NE1/4, thence South 111 rods, thence east 29 rods, thence North 111 rods, thence West 29 rods to the point of beginning, all in Section 36, T8S-R4E 3rd PM, Williamson County, Illinois, containing 20 acres, more or less.	04-36-700-001, 04-36-700-003, 04-36-700-004, 04-36-700-005

DELTA MINE HOLDING COMPANY	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	11/10/2005	471-878	3-9-4	11/10/2005	The East 43 acres of the E1/2 of the NE1/4 of Section 3, T9S-R4E 3rd PM, Williamson County, Illinois (The South 20 acres of said 43 acre parcel Excepts the #5 Seam)	08-03-700-005, 08-03-700-007
DELTA MINE HOLDING COMPANY	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	11/10/2005	471-878	11-9-4	11/10/2005	The SE1/4 of the SE1/4 of the NE1/4 of Section 11, T9S-R4E 3rd PM, Williamson County, Illinois, containing 10 acres, more or less.	08-11-700-008, 08-11-700-010, 08-11-700-001, 08-11-700-002, 08-11-700-003, 0-11-700-004
DELTA MINE HOLDING COMPANY	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	11/10/2005	471-878	9-9-4	11/10/2005	The NE1/4 of the NE1/4 of Section 9, T9S-R4E 3rd PM, Williamson County, Illinois, containing 40 acres, more or less	08-09-700-001, 08-09-700-006, 08-09-700-010, 08-09-700-013, 08-09-700-007, 08-09-700-020
DELTA MINE HOLDING COMPANY	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	11/10/2005	471-878	10-9-4	11/10/2005	The West 1/2 of the NW1/4 of the NW1/4, and the SW1/4 of the NW1/4 of Section 10, T9S-R4E 3rd PM, Williamson County, Illinois, containing 60 acres, more or less	08-10-700-001, 08-10-700-006, 08-10-700-007, 08-10-700-008, 08-10-700-009, 08-10-700-002, 08-10-700-005
DELTA MINE HOLDING COMPANY	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	11/10/2005	471-878	16-9-4	11/10/2005	The N1/2 of the NW1/4 of Section 16, T9S-R4E 3rd PM, Williamson County, Illinois, containing 80 acres, more or less.	08-16-700-001, 08-16-700-002, 08-16-700-003, 08-16-700-004, 08-16-700-006

DELTA MINE HOLDING COMPANY	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	11/10/2005	471-878	8-9-4	11/10/2005	The S1/2 of the NE1/4 and the NW1/4 of the SW1/4 of Section 8, T9S-R4E 3rd PM, Williamson County, Illinois. Containing 120 acres, more or less (#5 and #6 Seams only)	08-08-700-003, 08-08-700-007, 08-08-700-002
DELTA MINE HOLDING COMPANY	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	11/10/2005	471-878	7-9-4	11/10/2005	The NE1/4 of the SE1/4 of Section 7, T9S-R4E 3rd PM, Williamson County, Illinois, containing 40 acres more or less. (#5 and #6 Seams only)	08-07-700-008, 08-07-700-011
DELTA MINE HOLDING COMPANY	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	11/10/2005	471-878	7-9-4	11/10/2005	The SE1/4 of the SE1/4 of Section 7, T9S-R4E, Except the following; Commencing at the SE corner of the SE/14 of the SE1/4; thence along the East line N 00 Degrees 15 Min. 30 Sec East 598 feet to the point of beginning; thence 89 Degrees 44 Min 30 Sec West 30 feet to the West right of way line of Paulton Rd.; thence North 89 Degrees 40 Min 30 Sec West 105 feet; thence North 00 Degrees 15 Min 30 Sec East 195 feet; thence South 89 Degrees 44 Min 30 Sec East 105 feet to the West right of way line of Paulton Rd195 feet; thence South 89 Degrees 44 Min 30 Sec East 30 feet to the east line of the SE1/4; thence along the East line South 00 Degrees 15 Min 30 Sec West to the point of beginning, all in Section 7, T9S-R4E 3rd PM, Williamson County, Illinois. containing after said exception 39.40 acres, more or less (#5 and #6 Seams only)	08-07-700-011, 08-08-700-008
DELTA MINE HOLDING COMPANY	COLT, LLC, COLT LAND COMPANY, LLC	QUITCLAIM DEED	11/10/2005	471-878	8-9-4	11/10/2005	The West 1/2 of the SW1/4 of the SW1/4 of Section 8, T9S-R4E, Except the following tracts: The South 100 feet of the W1/2 of the SW1/4 of the SW1/4; The West 50 feet of the South 669.59 feet of the W1/4 of the SW1/4 of the SW1/4; containing after said exception, 18.3 acres, more or less (#5 and #6 Seams only)	08-08-700-003, 08-08-700-007, 08-08-700-002

WILLIAMSON COUNTY, TRUSTEE	COLT, LLC	CORRECTIVE DEED	7/8/2005	470-512	6-9-4	7/11/2005	Coal Rights underlying and being in the N1/2 of the NE1/4 of NW1/4 of Section 6, T9S-R4E 3rd PM, Williamson County, Illinois, and Coal Rights underlying and being in the NE1/4 of the NE1/4 of Section 6, T9S-R4E 3rd PM, Williamson County, Illinois, and Coal Rights underlying and being in the S1/2 of the NE1/4 of Section 6, T9S-R4E 3rd PM, Williamson County, Illinois, Coal Rights underlying and being in the SE1/4 of Section 6, T9S-R4E 3rd PM, Williamson County, Illinois.	08-06-700-004, 08-06-700-005, 08-06-700-008, 08-06-700-009, 08-06-700-012
WILLIAMSON COUNTY, TRUSTEE	COLT, LLC	DEED	3/14/2005	469-224	32-8-4	3/18/2005	Coal Rights in and under the W1/2 of the NW1/4 of the SW1/4 of the NW1/4 and the W3/4 of the S1/2 of the SW1/4 of the NW1/4 all in Section 32, T8S-R4E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the W1/2 of the SW1/4 of Section 32, T8S-R4E 3rd PM, Williamson County, Illinois.	04-32-700-008, 04-32-700-010
WILLIAMSON COUNTY, TRUSTEE	COLT, LLC	DEED	3/14/2005	469-222	30-8-4	3/18/2005	Coal Rights in and under the NW1/4 of Section 30, T8S-R4E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the NW1/4 of the NE1/4 and the SW1/4 of the NE1/4 of Section 30, T8S-R4E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the SW1/4 of Section 30, T8S-R4E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the SE1/4 of Section 30, T8S-R4E 3rd PM, Williamson County, Illinois.	04-30-700-001, 04-30-700-002, 04-30-700-004, 04-30-700-007
WILLIAMSON COUNTY, TRUSTEE	COLT, LLC	DEED	3/14/2005	469-217	34-8-3	3/18/2005	Coal Rights in and under the NW1/4 of the NW1/4, Except 1 acre square in the NW/c thereof in of Section 34, T8S-R3E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the NE1/4 of the NE1/4 in Section 34, T8S-R3E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the N1/2 of the NE1/4 of Section 34, T8S-R3E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the SE1/4 of the NE1/4 in Section 34, T8S-R3E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the E1/2 of the NE1/4 of the SE1/4 in Section 34, T8S-R3E 3rd PM, Williamson County, Illinois., and Coal Rights in and under the SW1/4 of the SE1/4 in Section 34, T8S-R3E 3rd PM, Williamson County, Illinois.	03-34-700-001, 03-34-700-002, 03-34-700-003, 03-34-700-004, 03-34-700-007, 03-34-700-008

WILLIAMSON COUNTY, TRUSTEE	COLT, LLC	DEED	3/14/2005	469-218	35-8-3	3/18/2005	Coal Rights in and under the NW1/4 in Section 35, T8S-R3E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the NW1/4 of the NE1/4 in Section 35, T8S-R3E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the SW1/4, (except 1 acre in the SW/c of the E1/2 of the NW1/4) and (except all coal underlying lots 18, 19, 20, 21, 22, 23, 30, 31, 38, 39, 40, 41, 48, 49, 50 and 51 of the Original Plat of Pittsburg, all in Section 35, T8S-R3E 3rd PM, Williamson County, Illinois.	03-35-700-001, 03-35-700-003, 03-35-700-006
WILLIAMSON COUNTY, TRUSTEE	COLT, LLC	DEED	3/14/2005	469-219	36-8-3	3/18/2005	Coal Rights in and under 100 acres in the NE1/4, except the SW1/4 of the NE1/4 and Except the S1/2 of the SE1/4 of the NE1/4 in Section 36, T8S-R3E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the NE1/4 and the SW1/4 and the S1/2 of the SE1/4 of Section 36, T8S-R3E Williamson County, Illinois., and Coal Rights in and under the SE1/4 of Section 36, Excepting the SW/4 of said SE/4 in T8S-R3E 3rd PM, Williamson County, Illinois.	03-36-700-002, 03-36-700-003, 03-36-700-008
WILLIAMSON COUNTY, TRUSTEE	COLT, LLC	DEED	3/14/2005	469-215	27-8-3	3/18/2005	Coal Rights in and under the N1/2 of the NW1/4 and all of the SE1/4 of the NW1/4 of Section 27, T8S-R3E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the E1/2 and the SW1/4 and the S 29 acres of the NW1/4 of the SW1/4 of Section 27, T8S-R3E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the SE1/4 of Section 27, T8S-R3E 3rd PM, Williamson County, Illinois.	03-27-700-001, 03-27-700-006, 03-27-700-008
WILLIAMSON COUNTY, TRUSTEE	COLT, LLC	DEED	3/14/2005	469-211	24-8-3	3/18/2005	Coal Rights in and under the N1/2 of the SW1/4 and 10 acres square in the NE/c of the SE1/4 of the SW1/4 of Section 24, T8S-R3E 3rd PM, Williamson County, Illinois, and Coal Right in and under the W 21 1/2 acres in the SE/4 of the SW1/4 and 8 1/2 acres square in the SE/c of the SE1/4 of the SW1/4 of Section 24, T8S-R3E 3rd PM, Williamson County, Illinois, and Coal Rights in and under the SE1/4 of Section 24, T8S-R3E 3rd PM, Williamson County, Illinois.	03-24-700-004, 03-24-700-005, 03-24-700-006
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	31-8-5	7/25/2005	#6 Seam S1/2 S1/2 Section 31, T8S-R5E, Saline County, Illinois(160acres)	01-4-043-01, 01-04-045-01
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	32-8-5	7/25/2005	#6 Seam S1/2 S1/2 less and except 1 acre located in NE/c of SW1/4 SE1/4 Section 32, T8S-R5E, Saline County, Illinois (159acres)	01-4-047-01
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	33-8-5	7/25/2005	#6 Seam S1/2 S1/2 Section 33, T8S-R5E, Saline County, Illinois (160acres)	01-4-051-02
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	34-8-5	7/25/2005	#6 Seam SW1/4 SW1/4 & W1/2 SE1/4 SW1/4 Section 34, T8S-R5E, Saline County, Illinois (60acres)	01-4-057-01

AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	36-9-5	7/25/2005	#6 Seam All less and except the W1/2 SW1/4 and except 2 1-2 acre cemetery lot in SW/c of NW1/4 NE1/4 NW1/4 Section 36, T9S-R5E , Saline County, Illinois (557.5 acres)	01-4-093-02
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	5-9-5	7/25/2005	#6 Seam All less and except 1 1-2 acres, more particularly described as follows: Beginning at the NE/c of SE1/4 SW1/4, thence W 15 rods, thence S 16 rods, thence E 15 rods, thence N 16 rods to POB Section 5, T9S-R5E, Saline County, Illinois(638.5acres)	01-4-091-01
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	4-9-5	7/25/2005	#6 Seam Section 4, T9S-R5E, Saline County, Illinois(640acres)	1-4-087-01
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	3-9-5	7/25/2005	#6 Seam NW1/4 less and except the SE1/4 thereof; SW1/4 less and except for the N1/2 NE1/4 thereof; SE1/4 less and except the N 30 acres of NW1/4 thereof; and the SE1/4 NE1/4, Section 3, T9S-R5E, Saline County, Illinois(430 acres)	01-4-081-01, 01-4-083-01, 01-4-079-01
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	2-9-5	7/25/2005	#6 Seam SW1/4 & S1/2 NW1/4 Section 2, T9S-R5E, Saline County, Illinois. (240 acres)	01-4-075-01
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	9-9-5	7/25/2005	#6 Seam Section 9, T9S-R5E, Saline County, Illinois(640 acres)	01-4-109-01
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	8-9-5	7/25/2005	#6 Seam E1/2, NW1/4 less and except SWE1/4 thereof, NE1/4 SW1/4, the S 30 acres of NW1/4 SW1/4 Section 8, T9S-R5E, Saline County, Illinois(510 acres)	01-4-099-01, 01-4-101-01, 01-4-103-02, 01-4-103-03
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	7-9-5	7/25/2005	#6 Seam N1/2 less and except the NW1/4 Nw1/4, N1/2 SW1/4, N1/2 SE1/4 less and except 1/2 acre of the N side of NW1/4 SE1/4 being a strip of land near the center line being 210' E and W by 105' N and S Section 7, T9S-R5E, Saline County, Illinois(439.5 acres)	01-4-095-02, 01-4-097-02
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	6-9-5	7/25/2005	6 Seam W1/2 SW1/4 Section 6, T9S-R5E, Saline County, Illinois(80 acres)	01-4-093-02
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	7-9-5	7/25/2005	#6 Seam NW1/4 NWE1/4 Section 7, T9S-R5E, Saline County, "Illinois(40 acres)	01-4-095-02
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	7-9-5	7/25/2005	#6 Seam S1/2 S1/2 Section 7, T9S-R5E, Saline County, Illinois(160 acres)	01-4-097-02
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	8-9-5	7/25/2005	#6 Seam S1/2 SW1/4 Section 8, T9S-R5E, Saline County, Illinois(80 acres)	01-4-103-02
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	18-9-5	7/25/2005	#6 Seam N1/2 Section 18, T9S-R5E, Saline County, Illinois(320 acres)	01-4-139-01
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	6-9-5	7/25/2005	#5 Seam W1/2 SW1/4 Section 6, T9S-R5E, Saline County, Illinois(80 acres)	01-4-093-02
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	7-9-5	7/25/2005	NW1/4 NW1/4 Section 7, T9S-R5E, Saline County, Illinois(40 acres)	01-4-095-02
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	16-9-5	7/25/2005	#6 Seam S1/2 except SW1/4 SW1/4 Section 16, T9S-R5E, Saline County, Illinois(280 acres)	01-4-131-01

AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	17-9-5	7/25/2005	#6 Seam N1/2 S1/2 Section 17, T9S-R5E, Saline County, Illinois(160 acres)	01-4-137-01
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	18-9-5	7/25/2005	#6 Seam S1/2 Section 18, T9S-R5E, Saline County, Illinois(320 acres)	01-4-141-01
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	19-9-5	7/25/2005	#6 Seam N3/4 of the W1/2 of the W1/2 of the NW1/4 Section 19, T9S-R5E, Saline County, Illinois(30 acres)	02-4-011-04
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	16-9-5	7/25/2005	#6 Seam N1/2 Section 16, T9S-R5E, Saline County, Illinois(320 acres)	01-4-131-01
AFC Coal Properties, INC	Colt, LLC	Special Warranty Deed	7/22/2005	1809-238	17-9-5	7/25/2005	#6 Seam NE1/4 less and except 1 acre more particularly described as follows: Beginning at the SW/c of SE1/4 NE1/4 thence E on land line 2-1-2 rods for a POB; thence N 12 rods, thence E 13-1/3 rods, thence S 12 rods, thence W 13-1/3 rods to POB, Section 17, T9S-R5E, Saline County, Illinois(159 acres)	01-4-133-01
American Premier Underwriters, INC	Colt, LLC	Quit Claim Deed	7/22/2005	1809-250	4-9-5,5-9-5,6-9-5,7-9-5,8-9-5,9-9-5	7/25/2005	Section 4 thru 9 T9S-R5E, inclusive, Saline County, Illinois	01-4-087-01, 01-4-091-01, 01-4-093-02, 01-4-095-02, 01-4-097-02, 01-4-099-01, 01-4-101-01, 01-4-103-02, 01-4-109-01
American Premier Underwriters, INC	Colt, LLC	Quit Claim Deed	7/22/2005	1809-250	17-9-5	7/25/2005	N3/4 Section 17, T9S-R5E, Saline County, Illinois	01-4-135-01
American Premier Underwriters, INC	Colt, LLC	Quit Claim Deed	7/22/2005	1809-250	16-9-5	7/25/2005	Section 16, T9S-R5E except SW1/4 SW1/4, Saline County, Illinois	01-4-131-01
American Premier Underwriters, INC	Colt, LLC	Quit Claim Deed	7/22/2005	1809-250	18-9-5	7/25/2005	Section 18, T9S-R5E, Saline County, Illinois	01-4-139-01
American Premier Underwriters, INC	Colt, LLC	Quit Claim Deed	7/22/2005	1809-250	2-9-5	7/25/2005	S3/4 W1/2 Section 2, T9S-R5E, Saline County, Illinois	01-4-131-01
American Premier Underwriters, INC	Colt, LLC	Quit Claim Deed	7/22/2005	1809-250	3-9-5	7/25/2005	NW1/4 less and except the SE1/4 thereof; SW1/4 less and except for the N1/2 NE1/4 thereof; SE1/4 less and except the N 30 acres of NW1/4 thereof; and the SE1/4 NE1/4, Section 3, T9S-R5E, Saline County, Illinois. (430 acres)	01-4-081-01, 01-4-083-01, 01-4-079-01
American Premier Underwriters, INC	Colt, LLC	Quit Claim Deed	7/22/2005	1809-250	19-9-5	7/25/2005	W1/4 NW1/4 NW1/4 Section 19, T9S-R5E, Saline County, Illinois	02-4-011-04
American Premier Underwriters, INC	Colt, LLC	Quit Claim Deed	7/22/2005	1809-250	31-8-5	7/25/2005	S1/2 S1/2 Section 31, T8S-R5E, Saline County, Illinois	01-4-043-01, 01-4-045-01
American Premier Underwriters, INC	Colt, LLC	Quit Claim Deed	7/22/2005	1809-250	32-8-5	7/25/2005	S1/2 S1/2 Section 32, T8S-R5E, Saline County, Illinois	01-4-047-01
American Premier Underwriters, INC	Colt, LLC	Quit Claim Deed	7/22/2005	1809-250	33-8-5	7/25/2005	S1/2 S1/2 Section 33, T8S-R5E, Saline County, Illinois	01-4-051-02
American Premier Underwriters, INC	Colt, LLC	Quit Claim Deed	7/22/2005	1809-250	34-8-5	7/25/2005	SW1/4 SW1/4 Section 34, T8S-R5E, Saline County, Illinois	01-4-057-01

EXHIBIT "B"

WILLIAMSON ENERGY, LLC's SOURCE OF TITLE							REAL PROPERTY BEING LEASED UNDER THIS INSTRUMENT	
GRANTOR	GRANTEE	INSTRUMENT	DATE OF INSTRUMENT	BOOK and PAGE or Document Number	Section - Township-Range	DATE INST. RECORDED	The Following Described Premises Located In Franklin County, Illinois To Wit:	Current Tax Parcel ID No.
Frances R. and Carl Mitchell w,h	Steelhead Development Company, LLC	Coal Deed	2/10/2005	2005-0979	33-7-4	2/22/2005	The W1/2 of the NW1/4 of the NE1/4 of Section 33, T7S-R4E of the 3rd PM, Franklin County, Illinois, Containing 20 acres more or less. Subject to production royalty, see Doc. 2005-0979.	71-13-033-022
Colt, LLC	Steelhead Development Company, LLC	Special Warranty Deed	7/8/2005	2005-4068	22, 24, 28, 34, & 36-7-4	7/12/2005	Mineral Rights in Lots 2 and 7 Except the West 3 acres thereof; and also Lots 1 & 8 and the West 20 acres in the NE1/4 of Section 22, T7S-R4E of the 3rd PM, Franklin County, Illinois, Mineral Rights in the South 10 acres of the NE1/4 of the NE1/4 of Section 24, T7S-R4E 3rd PM, Franklin County, Illinois, Mineral Rights in Lt 2 of the SE1/4 of Section 28, T7S-R4E of the 3rd PM, Franklin County, Illinois, (20 acres), Mineral Rights in the NW1/4 of the NW1/4 of Section 34, T7S-R4E of the 3rd PM, Franklin County, Illinois, (40 acres), A 1/4 interest in Mineral Rights in the N1/2 of the NE1/4 of the NE1/4 and the E1/2 of the NW1/4 of the NE1/4 of Section 36, T7S-R4E of the 3rd PM, Franklin County, Illinois. (40 Acres_)	74-4-031-01, 74-4-034-02, 74-4-037-01, 74-4-045-03, 74-4-04-05
Keith P. Petard	Williamson Development Company, LLC	Coal Deed	3/31/2006	2006-4909	33-7-4	8/9/2006	The E1/2 of the NW1/4 of the SW1/4 of Section 33, T7S-R4E of the 3rd PM, Franklin County, Illinois, containing 60 acres more or less. Subject to production royalty, see Doc. 2006-4909	71-13-033-003
Franklin County, Trustee	Colt, LLC	Deed	12/11/2006	2006-7642	33-7-4	12/13/2006	A 1/2 interest in Mineral Rights of the SW1/4 of the SW1/4 of the NE1/4 of Section 33, T7S-R4E of the 3rd PM, Franklin County, Illinois.	71-13-033-009
AFC Coal Properties, INC	Colt, LLC, and Colt Land Company, LLC	Special Warranty Deed	7/22/2005	2005-4400	34-7-4 & 36-7-4	7/26/2005	SW1/4 SE1/4 and S1/2 SE1/4 SW1/4 of Section 34, T7S-R4E of the 3rd PM, Franklin County, Illinois (60 acres), SE1/4 SW1/4 and S1/2 Sw1/4 SW1/4 of Section 36, T7S-R4E of the 3rd PM, Franklin County, Illinois.	71-13-036-002, 71-13-034-001

T7S R3E
12
T7S R
7
Parcel 2
Parcel 1
T7S R3E
13
T7S R
18

Exhibit A - Mineral Deed

All that part of the Springfield No. 5 and Herrin No. 6 Seams contained in Sections 12 and 13, Township 7 South, Range 3 East, of the Third P.M., all located in Franklin County, Illinois, generally described as follows:

Parcel 1, being a part of the North 1/2 of the North 1/2 of said Section 13.
Parcel 2, being a part of the South 1/2 of said Section 12.

County Roads

Section Centers (12)

Section Lines

Scale: 1" = 1,000'   Date: 3/15/2011